Exhibit 10.9

FORM OF

SPIRIT AIRLINES, INC.

STOCKHOLDERS VOTING AGREEMENT

Dated as of                 , 2011

-i-

STOCKHOLDERS AGREEMENT

THIS STOCKHOLDERS AGREEMENT (this “Agreement”) is entered into as of             , 2011, by and among (i) Spirit Airlines, Inc., a Delaware corporation (the “Company”), (ii) OCM Spirit Holdings, LLC, a Delaware limited liability company (“Holdings”), (iii) OCM Spirit Holdings II, LLC, a Delaware limited liability company (“Holdings II”), (iv) OCM Spirit Holdings III, LLC, a Delaware limited liability company (“Holdings III”), (v) OCM Spirit Holdings III-A, LLC, a Delaware limited liability company (“Holdings III-A”), (vi) OCM Principal Opportunities Fund II, L.P., a Delaware limited partnership (“POF II”), (vii) OCM Principal Opportunities Fund III, L.P., a Delaware limited partnership (“POF III,” and together with POF II, collectively, the “POF Investors”) (viii) POF Spirit Foreign Holdings, LLC, a Delaware limited liability company (“Foreign Holdings”) (Holdings, Holdings II, Holdings III, Holdings III-A, the POF Investors and Foreign Holdings are referred to herein, collectively, the “Oaktree Investors”), (ix) Indigo Florida L.P., a Cayman Islands exempt limited partnership (“Indigo Florida”), and (x) Indigo Miramar LLC, a Delaware limited liability company (“Indigo Miramar,” and together with Indigo Florida, the “Indigo Investors”).

WHEREAS, the Company is currently contemplating an underwritten initial public offering (the “IPO”) of shares of its Common Stock;

WHEREAS, as of the date of this Agreement, the Sponsor Stockholders (as defined below) collectively own greater than a majority of the outstanding Voting Securities of the Company, and, effective as of the closing date of the IPO (the “Closing Date”), will continue collectively to hold a majority of the outstanding Voting Securities; and

WHEREAS, until such time as the Sponsor Stockholders collectively hold less than a majority of the outstanding Voting Securities of the Company, the Sponsor Stockholders desire to vote all of their shares of Voting Securities as a group to elect members of the Company’s board of directors (the “Board”) as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE I. DEFINITIONS

Section 1.01 Definitions. Capitalized terms used herein shall have the following meanings:

“Affiliate” means, with respect to any Person, an “affiliate” as defined in Rule 405 of the regulations promulgated under the Securities Act.

“Agreement” shall have the meaning set forth in the Preamble.

“beneficially own” or “beneficial ownership” shall have the meaning ascribed to such terms in Rule 13d-3 under the Exchange Act.

“Board” shall have the meaning set forth in the Recitals.

“Closing Date” shall have the meaning set forth in the Recitals.

“Common Stock” shall mean shares of Class A Common Stock, par value $0.0001 per share of the Company, or any successor shares into which such Common Stock is exchanged or reclassified.

“Company” shall have the meaning set forth in the Preamble.

“COUS” means a “United States citizen,” as defined in 49 U.S.C. Section 40102(a)(15), as in effect on the date in question, or any successor statute or regulation.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated pursuant thereto

“Foreign Holdings” shall have the meaning set forth in the Preamble.

“Governmental Authority” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) U.S. and other federal, state, local, municipal, foreign or other government; or (iii) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or entity and any court or other tribunal).

“Holdings” shall have the meaning set forth in the Preamble.

“Holdings II” shall have the meaning set forth in the Preamble.

“Holdings III” shall have the meaning set forth in the Preamble.

“Holdings III-A” shall have the meaning set forth in the Preamble.

“Indigo Florida” shall have the meaning set forth in the Preamble.

“Indigo Investors” shall have the meaning set forth in the Preamble.

“Indigo Miramar” shall have the meaning set forth in the Preamble.

“Law” means any applicable constitutional provision, statute, act, code, law, regulation, rule, ordinance, order, decree, ruling, proclamation, resolution, judgment, decision, declaration, or interpretative or advisory opinion or letter of a Governmental Authority and shall include, for the avoidance of any doubt, the General Corporation Law of the State of Delaware and the listing or other standards of any applicable stock exchange.

“Oaktree Investors” shall have the meaning set forth in the Preamble.

“Person” means any natural person, corporation, limited partnership, general partnership, limited liability company, joint stock company, joint venture, association, company, estate, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, custodian, trustee-executor, administrator, nominee or entity in a representative capacity and any government or agency or political subdivision thereof.

“POF II” shall have the meaning set forth in the Preamble.

“POF III” shall have the meaning set forth in the Preamble.

“POF Investors” shall have the meaning set forth in the Preamble.

“Public Sale” means any sale of Stockholder Shares or other Company securities, as applicable, to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

“Relative Ownership” means, (i) with respect to the Indigo Investors, the quotient of (a) total number of Stockholder Shares held by the Indigo Investors divided by (b) the total number of Stockholder Shares held by the Sponsor Stockholders, and (ii) with respect to the POF Investors, the quotient of (x) total number of Stockholder Shares held by the Oaktree Investors divided by (y) the total number of Stockholder Shares held by the Sponsor Stockholders.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated pursuant thereto.

“Sponsor Directors” shall have the meaning set forth in Section 2.01(b).

“Sponsor Stockholders” shall mean the Indigo Investors and the Oaktree Investors.

“Stockholder Shares” means any Voting Securities held by any of the Sponsor Stockholders as of the date hereof or at any time thereafter. As to any particular shares constituting Stockholder Shares, such shares shall cease to be Stockholder Shares when they have been transferred pursuant to a Public Sale.

“Total Number of Directors” shall have the meaning set forth in Section 2.01(a).

“Total Voting Power of the Company” means the total number of votes that may be cast in the election of directors of the Company if all Voting Securities outstanding or treated as outstanding pursuant to the final two sentences of this definition were present and voted at a meeting held for such purpose. The percentage of the Total Voting Power of the Company beneficially owned by any Person is the percentage of the Total Voting Power of the Company that is represented by the total number of votes that may be cast in the election of directors of the Company by Voting Securities beneficially owned by such Person. In calculating such percentage, the Voting Securities beneficially owned by any Person that are not outstanding but are subject to issuance upon exercise or exchange of rights of conversion or any options, warrants or other rights beneficially owned by such Person shall be deemed to be outstanding for the purpose of computing the percentage of the Total Voting Power of the Company represented by Voting Securities beneficially owned by such Person.

“Voting Securities” means Common Stock and any other securities of the Company entitled to vote generally in the election of directors of the Company.

Section 1.02 Construction. Whenever the context requires, the gender of all words used in this Agreement includes the masculine, feminine and neuter forms and the singular form of words shall include the plural and vice versa. All references to Articles and Sections refer to articles and sections of this Agreement, respectively. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation” (except to the extent the context otherwise provides). This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

ARTICLE II. VOTING AGREEMENT

Section 2.01 Composition of the Board.

(a) On the Closing Date, the authorized number of directors on the Board shall be established at eleven (11) directors, subject to change as set forth in the Bylaws of the Company (the number of directors authorized at any given time, the “Total Number of Directors”).

(b) During the term of this Agreement, the Indigo Investors and the POF Investors shall have the right to designate the Total Number of Directors (collectively, the “Sponsor Directors” and each, individually, a “Sponsor Director”), two-thirds of whom shall be a COUS.

(c) Effective as of the Closing Date, each of the Sponsor Stockholders shall vote all of its Stockholder Shares and shall take all other necessary or desirable actions within its control (whether in the capacity as a stockholder or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, including in the slate of nominees recommended by the Board the persons designated pursuant to this Section 2.01), so that the following Sponsor Directors shall be elected to the Board at each meeting of the stockholders of the Company:

(i) a number of directors designated by Indigo Miramar equal to the product of (x) the Relative Ownership of Indigo Miramar and (y) the Total Number of Directors to be elected;

(ii) a number of directors designated by Indigo Florida equal to the product of (x) the Relative Ownership of Indigo Miramar and (y) the Total Number of Directors to be elected; and

(iii) a number of directors designated by the POF Investors equal to the product of (x) the Relative Ownership of the POF Investors and (y) the Total Number of Directors to be elected.

For purposes of calculating the number of directors that Indigo Miramar, Indigo Florida and POF Investors are each entitled to designate pursuant to the immediately preceding sentence, any fractional amounts shall automatically be rounded to the nearest whole number (e.g., 1.25 directors shall equate to one director and 1.75 shall equate to two directors) and any such calculations shall be made on a pro forma basis, including, for the avoidance of doubt, taking into account any increase in the size of the Board; provided, however, that in the case where the sum of the number of directors to be designated by Indigo Miramar (pursuant to this Section 2.01(c)(i)) and Indigo Florida (pursuant to this Section 2.01(c)(ii)) should be greater than the number of directors that would be able to be designated if calculated by multiplying (x) the Relative Ownership of the Indigo Investors and (y) the Total Number of Directors to be elected, then in such instance, the fractional amount of Indigo Florida shall (regardless of whether it is above or below X.50) shall be rounded up, and the fractional amount of Indigo Miramar (regardless of whether it is above or below X.50) shall be rounded down.

(d) In the event that any Sponsor Director for any reason ceases to serve as a member of the Board during such person’s term of office, the resulting vacancy on the Board shall be filled by (i) in the case when such Sponsor Director had been designated by Indigo Miramar or Indigo Florida, as the case may be, a designee of Indigo Miramar or Indigo Florida, as applicable, and (ii) in the case that such Sponsor Director was designated by the POF Investors, a designee of the POF Investors.

(e) For the avoidance of doubt, the parties hereto acknowledge and agree that this Agreement does not restrict or otherwise impair any Sponsor Stockholder’s right to sell, assign or otherwise transfer its Common Stock to any other Person.

ARTICLE III. GENERAL PROVISIONS

Section 3.01 Notices

(a) Except as expressly set forth to the contrary in this Agreement, all notices, requests or consents provided for or required to be given hereunder shall be in writing and shall be deemed to be duly given if personally delivered, telecopied and confirmed, or mailed by certified mail, return receipt requested, or nationally recognized overnight delivery service with proof of receipt maintained, at the following addresses (or any other address that any such party may designate by written notice to the other parties):

(i) if to the Indigo Investors:

c/o Indigo Partners LLC

2525 E. Camelback Road

Suite 800

Phoenix, AZ 85016

Facsimile: (602) 224-1555

Attn:    William A. Franke

(ii) if to the POF Investors:

c/o Oaktree Capital Management, LLC

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90401

Facsimile: (213) 830-6394

Attn:    Jordon L. Kruse

(iii) if to the Company:

Spirit Airlines, Inc.

2800 Executive Way

Miramar, FL 33025

Facsimile: (954) 447-7979

Attn: Chief Executive Officer

         General Counsel

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

140 Scott Drive

Menlo Park, CA 94025

Facsimile: (650) 463-2600

Attn:    Anthony J. Richmond

(b) Any such notice shall, if delivered personally, be deemed received upon delivery; shall, if delivered by telecopy, be deemed received on the first business day following confirmation; shall, if delivered by nationally recognized overnight delivery service, be deemed received the first business day after being sent; and shall, if delivered by mail, be deemed received upon the earlier of actual receipt thereof or five (5) business days after the date of deposit in the United States mail.

(c) Whenever any notice is required to be given by Law or this Agreement, a written waiver thereof, signed by the Person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

Section 3.02 Amendment; Waiver. This Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by each of the parties hereto. No waiver by any party of any of the provisions hereof will be effective unless explicitly set forth in writing and executed by the party so waiving. The waiver by any party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach.

Section 3.03 Termination; Survival. This Agreement (i) may be terminated by a written instrument executed by each of the parties hereto, or (ii) shall terminate automatically if the Sponsor Stockholders cease to hold, in the aggregate, at least a majority of the Total Voting Power of the Company then outstanding. If this Agreement is terminated pursuant to this Section 3.03, this Agreement shall become void and of no further force and effect, except that the provisions set forth in this Article 3 shall survive the termination. For purposes of determining whether this Agreement has been terminated pursuant to clause (ii) above, the Company shall be entitled to rely on any reports, schedules, forms, statements and other documents filed by the Company or any of the Sponsor Stockholders with the U.S. Securities and Exchange Commission pursuant to the reporting requirements of the Exchange Act.

Section 3.04 Further Assurances. The parties hereto will sign such further documents, cause such meetings to be held, resolutions passed, exercise their votes and do and perform and cause to be done such further acts and things necessary, proper or advisable in order to give full effect to this Agreement and every provision hereof.

Section 3.05 Assignment. This Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns. Except as specifically provided herein, this Agreement may not be assigned without the express prior written consent of the other parties hereto, and any attempted assignment, without such consents, will be null and void.

Section 3.06 Third Parties. This Agreement does not create any rights, claims or benefits inuring to any person that is not a party hereto nor create or establish any third party beneficiary hereto.

Section 3.07 Governing Law. This Agreement shall be governed by and construed in accordance with, the laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

Section 3.08 Jurisdiction; WAIVER OF JURY TRIAL. In any judicial proceeding involving any dispute, controversy or claim arising out of or relating to this Agreement, each of the parties hereto unconditionally accepts the non-exclusive jurisdiction and venue of the Court of Chancery located in the State of Delaware or the United States District Court for the District of Delaware, and the appellate courts to which orders and judgments thereof may be appealed. In any such judicial proceeding, the parties hereto agree that in addition to any method for the service of process permitted or required by such courts, to the fullest extent permitted by Law, service of process may be made by delivery provided pursuant to the directions in Section 3.01. EACH OF THE PARTIES HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR RELATING TO THE COMPANY OR ITS OPERATIONS.

Section 3.09 Specific Performance. Each party hereto acknowledges and agrees that in the event of any breach of this Agreement by any of them, the other parties hereto would be irreparably harmed and could not be made whole by monetary damages. Each party accordingly agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to specific performance of this Agreement without the posting of bond.

Section 3.10 Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. There are no agreements, representations, warranties, covenants or understandings with respect to the subject matter hereof or thereof other than those expressly set forth herein and therein. This Agreement supersedes all other prior agreements and understandings between the parties with respect to such subject matter.

Section 3.11 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

Section 3.12 Table of Contents, Heading and Captions. The table of contents, headings, subheadings and captions contained in this Agreement are included for convenience of reference only, and in no way define, limit or describe the scope of this Agreement or the intent of any provision hereof.

Section 3.13 Counterparts. This Agreement and any amendment hereto may be signed in any number of separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one Agreement (or amendment, as applicable). Any signature page delivered electronically or by facsimile (including without limitation transmission by Portable Document Format or other fixed image form) shall be binding to the same extent as an original signature page.

Section 3.14 Effectiveness. This Agreement shall become effective upon the Closing Date. If the IPO is not consummated on or prior to August 1, 2011, this Agreement shall automatically terminate and be of no force and effect.

Section 3.15 No Recourse. This Agreement may only be enforced against, and any claims or cause of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and no past, present or future Affiliate, director, officer, employee, incorporator, member, manager, partner, shareholder, agent, attorney or representative of any party hereto shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement on the day and year first above written.

THE COMPANY:

SPIRIT AIRLINES, INC., a Delaware corporation

By:
Name:
Title:

SIGNATURE PAGE TO STOCKHOLDERS VOTING AGREEMENT

OAKTREE:

OCM SPIRIT HOLDINGS, LLC

By:	Oaktree Capital Management, LLC,
its managing member

By:
Name:
Title:

By:
Name:
Title:

OCM SPIRIT HOLDINGS II, LLC

By:	Oaktree Capital Management, LLC,
its managing member

By:
Name:
Title:

By:
Name:
Title:

OCM SPIRIT HOLDINGS III, LLC

By:	Oaktree Capital Management, LLC,
its managing member

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO STOCKHOLDERS VOTING AGREEMENT

OCM SPIRIT HOLDINGS III-A, LLC

By:	Oaktree Capital Management, LLC,
its managing member

By:
Name:
Title:

By:
Name:
Title:

OCM PRINCIPAL OPPORTUNITIES FUND II, L.P.

By:	Oaktree Capital Management, LLC,
its managing member

By:
Name:
Title:

By:
Name:
Title:

OCM PRINCIPAL OPPORTUNITIES FUND III, L.P.

By:	Oaktree Capital Management, LLC,
its managing member

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO STOCKHOLDERS VOTING AGREEMENT

POF SPIRIT FOREIGN HOLDINGS, LLC

By:	Oaktree Capital Management, LLC,
its managing member

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO STOCKHOLDERS VOTING AGREEMENT

INDIGO:

INDIGO MIRAMAR LLC, a Delaware limited liability company

By:	INDIGO MANAGEMENT LLC, a Delaware limited liability company, its manager

By:
	Name:	William A. Franke
	Its:	Manager

INDIGO FLORIDA, L.P., a Cayman Islands exempted limited partnership

By:	INDIGO PACIFIC PARTNERS L.P., a Cayman Islands exempted limited partnership, its general partner

By:	INDIGO PACIFIC MANAGEMENT LP, A Cayman Islands exempted limited partnership, its general partner

By:	INDIGO PACIFIC CAPITAL LLC, a Delaware limited liability company, its general partner

By:	INDIGO PACIFIC PARTNERS LLC, a Delaware limited liability company, its sole member

By:
	Name:	William A. Franke
	Its:	Managing Member

SIGNATURE PAGE TO STOCKHOLDERS VOTING AGREEMENT